UBS Money Series

Prospectus Supplement

UBS Money Series

UBS Select Funds

Supplement to the prospectuses referenced below

October 18, 2013

Dear Investor:

Effective October 18, 2013, the funds will enhance transparency by commencing the public disclosure of the additional information described below. This information may be of interest to some investors. As a result, the following is hereby added as a new section of each fund's prospectus following the section titled "Disclosure of portfolio holdings."

Disclosure of market-based net asset values

On each business day, each of the funds will post its market-based net asset value per share ("market-based NAV") for the prior business day on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of each fund, in accordance with Rule 2a-7 (the primary Federal law governing money market funds), the price for shares will continue to be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the funds' prospectus and Statement of Additional Information.

The prospectuses listed below are hereby updated accordingly.

Fund Name	Date of Prospectus
UBS Money Series—
Select Institutional Series—UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund and UBS Select Tax-Free Institutional Fund
Select Preferred Series—UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund and UBS Select Tax-Free Preferred Fund
Select Investor Series—UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund and UBS Select Tax-Free Investor Fund
Select Capital Series—UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund and UBS Select Tax-Free Capital Fund	August 28, 2013

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-645

UBS Money Series

Prospectus Supplement

UBS Money Series

UBS Cash Reserves Fund

UBS Liquid Assets Fund

Supplement to the prospectuses dated August 28, 2013, as supplemented to date

October 18, 2013

Dear Investor:

Effective October 18, 2013, the funds will enhance transparency by commencing the public disclosure of the additional information described below. This information may be of interest to some investors. As a result, the following is hereby added as a new section of each fund's prospectus following the section titled "Disclosure of portfolio holdings."

Disclosure of market-based net asset values

On a weekly basis, the fund will post its market-based net asset value per share ("market-based NAV") as of the business day prior to the posting date on the UBS Web site at http://www.ubs.com/usmoneymarketfundsholdings. The market-based NAV will be calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its net asset value per share to four decimal places.

The market-based NAV will be provided for informational purposes only. For purposes of transactions in the shares of the fund, in accordance with Rule 2a-7 (the primary Federal law governing money market funds), the price for shares will continue to be the net asset value per share, calculated using the amortized cost method to two decimal places as further described in the fund's prospectus and Statement of Additional Information.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE

ZS-649